Medifast Announces Cooperation Agreement with Steamboat Capital

Company Agrees to Nominate Parsa Kiai and Jeff Rose as Director Candidates at 2026 Annual Meeting of Stockholders

BALTIMORE, March 20, 2026 -- Medifast, Inc. (NYSE: MED) the metabolic health and wellness company known for its science-backed, coach-guided lifestyle system, today announced the company's Board of Directors has agreed to nominate Parsa Kiai and Jeff Rose from Steamboat Capital Partners LLC as independent director candidates to stand for election at the company’s 2026 Annual Meeting of Stockholders, which is provisionally scheduled for May 19, 2026. These nominations are pursuant to a Cooperation Agreement entered into between the company and Steamboat Capital, which beneficially owns above 5% of the company’s outstanding shares.
The Board of Directors has determined that Medifast’s directors Jeffrey Brown and Michael Hoer will not stand for reelection. Medifast Chairman & Chief Executive Officer Dan Chard will continue in his current role, and as previously announced, will step down as CEO on June 1, 2026, while remaining Chairman. Nicholas Johnson, President of Medifast, is expected to succeed Dan Chard as CEO following his departure.
"We are pleased to nominate these talented independent leaders for election to our Board of Directors at the upcoming Annual Meeting. Their experience and perspectives would complement the work already underway to support Medifast’s development and strategic priorities as a metabolic health company," said Mr. Chard. "Our team remains focused on returning the company to profitability, growing our business and independent coach network, and maintaining a rigorous commitment to scientific innovation in this space. We have been executing with discipline against this strategy, and we look forward to a productive collaboration with Steamboat Capital as we continue our efforts to build on that progress and accelerate improvements in financial performance to maximize returns for our stockholders."
Mr. Chard continued, “On behalf of the entire Board, we also want to thank Jeffrey Brown and Michael Hoer for their service on the Board and for their many contributions to Medifast.”
"We are pleased to have reached this agreement through a constructive and collaborative dialogue with the Medifast Board and management team," said Parsa Kiai Managing Partner and Chief Investment Officer at Steamboat Capital. "We have a strong appreciation for the progress the company is making and believe the market is significantly undervaluing the company’s substantial financial and intrinsic assets as well as its long-term potential. We welcome the opportunity to work with the Board to support Medifast’s continued evolution as a business. Medifast’s independent coach network and comprehensive metabolic health system represent a differentiated and compelling platform, and we’re looking forward to working together in a spirit of collaboration to build on this foundation, drive sustainable profitability, and unlock long-term value for stockholders."
Pursuant to the Cooperation Agreement, Steamboat Capital and certain of its affiliates have agreed to certain customary standstill and voting provisions through the company's 2027 Annual Meeting of Stockholders. The agreement will be filed on a Form 8-K with the Securities and Exchange Commission.
About Parsa Kiai
Parsa Kiai is the Managing Partner and Chief Investment Officer of Steamboat Capital. Mr. Kiai has 22 years of investing and corporate finance experience with expertise in capital allocation. He is responsible for the overall direction of the business of Steamboat Capital and managing the portfolios of the company's clients. Mr. Kiai graduated from Cornell University in 2003 and worked at Goldman, Sachs & Co. in the investment banking division before starting at Steamboat Capital in 2012.
About Jeff Rose
Jeffrey Rose is Chief Operating Officer and Chief Financial Officer of Steamboat Capital. Mr. Rose has 23 years of financial experience and has been a member of the New York Bar for over 30 years. Mr. Rose practiced corporate law for seven years, was Chief Financial Officer and General Counsel of Conquest Capital, a $1 billion alternative investment manager and served on the Investment Committee of GAM’s multi-billion dollar of funds prior to joining Steamboat Capital in 2014. Mr. Rose graduated from Queens College in 1990, NYU Law School in 1993 and Columbia Business School in 2002.

About Medifast Medifast (NYSE: MED) is the health and wellness company known for its science-backed, coach-guided lifestyle system. Designed to address the challenges of metabolic dysfunction, the company's holistic approach integrates personalized plans, scientifically developed products and a framework for sustainable habit creation — all supported by a dedicated network of independent coaches.
Driven to improve metabolic health through advanced science and comprehensive behavioral support, Medifast has introduced Metabolic Synchronization®, a breakthrough science that reverses metabolic dysfunction through targeted metabolic reset. Research demonstrates that the company's comprehensive system activates strong and targeted fat burning to enhance metabolic health and body composition by reducing visceral fat, preserving lean mass and protecting muscle integrity.
Backed by more than 40 years of clinical heritage, Medifast continues to advance its mission of Lifelong Transformation, Making a Healthy Lifestyle Second Nature®. For more information, visit www.MedifastInc.com.
Forward Looking Statements
Please Note: This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of phrases or terminology such as “intend,” “anticipate,” “expect” or other similar words or the negative of such terminology. Similarly, descriptions of Medifast’s objectives, strategies, plans, goals, outlook or targets contained herein are also considered forward-looking statements. These statements are based on the current expectations of the management of Medifast and are subject to certain events, risks, uncertainties and other factors. Some of these factors include, among others, Medifast's inability to maintain and grow the network of independent coaches; industry competition and new weight loss products, including weight loss medications such as GLP-1s, or services; Medifast’s health or advertising related claims by clients; Medifast's inability to continue to develop new products; effectiveness of Medifast's advertising and marketing programs, including use of social media by coaches; effectiveness of the Company's strategic pivot towards metabolic health; the departure of one or more key personnel; Medifast's inability to protect against online security risks and cyberattacks; competitors use of artificial intelligence to make their offer more competitive; risks associated with Medifast's direct-to-consumer business model; disruptions in Medifast's supply chain; product liability claims; adverse publicity associated with Medifast's products; the impact of existing and future laws and regulations on Medifast’s business; fluctuations of Medifast's common stock market price;

increases in litigation; actions of activist investors; the consequences of other geopolitical events, overall economic and market conditions and the resulting impact on consumer sentiment and spending patterns; and Medifast's ability to prevent or detect a failure of internal control over financial reporting. Although Medifast believes that the expectations, statements and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other filings filed with the United States Securities and Exchange Commission, including its quarterly reports on Form 10-Q and current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.
Media Contact:
Jessica Oring, Jessica.Oring@medifastinc.com
Investor Contact:
Steven Zenker, InvestorRelations@medifastinc.com